Condensed Consolidated Statements of Stockholders' Equity (Deficit) (Parenthetical) - TUHURA BIOSCIENCES, INC. AND SUBSIDIARY [Member]	Mar. 31, 2024	Dec. 31, 2023
Preferred stock coversion ratio	0.1789	0.1789
Preferred Stock Series A-1
Preferred stock coversion ratio	1.132	1.132
Preferred Series B [Member]
Preferred stock coversion ratio	1.191	1.191
Series A Preferred Stock [Member]
Preferred stock coversion ratio	1.188	1.188